Exhibit 99.2

NYSE: AJG INVESTMENT PROFILE Arthur J Gallagher & Co Brokerage Risk Financial Segment Management Services Segment Segment GROWING VALUE Arthur J Gallagher & Co is one of the world’s largest insurance brokers and the world’s largest third-party property and casualty claims administrator * Gallagher generates approximately 87% of its revenues in the United States, with the remaining 13% derived primarily in Australia, Bermuda, Canada and the United Kingdom *According to Business Insurance FEBRUARY 2009 Brokerage Segment 2 Acquisition Strategy 4 Risk Management Segment 4 Financial Services/Corporate Segment 5 Insurance Market Overview 6 Condensed Financial Statements 7 Why Invest? 8 www ajg com $325 $275 $225 $175 $125 * EBITDA represents earnings from continuing operations before the impact of litigation and contingent commission related matters, claims handling obligations, medical and pension plan changes, interest, income taxes, depreciation and amortization expense As of DECEMBER 31, 2008 (unless otherwise indicated) Price** $17 53 52-week high/low** $28 39 - $16 99 Trailing 12-mos revenues $1 6 billion Market cap** $1 7 billion Indicated annual dividend* $1 28* Yield** 7 3% Shares outstanding 96 4 million End of fiscal year December 31 Trailing 12-mos price/earnings** 15 x Number of employees** 9,863 * On January 29, 2009 Gallagher’s Board of Directors declared a $0 32 per share first-quarter dividend ** at 2/13/09 $203 03 $244 04 $237 05 $241 06 $300 07 $281 08

BROKERAGE SEGMENT 72% OF 2008 REVENUES Gallagher operates its Brokerage operations through a network of more than 240 retail and wholesale sales and service offices located throughout the United States and in 14 countries abroad. In addition, Gallagher does business through a Strategic Alliance Network of independent insurance brokers and consultants in more than 100 countries around the world. RETAIL INSURANCE BROKERAGE OPERATIONS 80% OF 2008 BROKERAGE SEGMENT REVENUES Gallagher negotiates and places nearly all lines of property and casualty insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and not-for-profit entities. Revenues are generated through commissions paid by insurance companies, which are usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients. Lines of Coverage • Aviation • Fire • Property • Commercial Auto • General Liability • Retirement Solutions • Dental • Life • Voluntary Benefits • Directors & Officers Liability • Marine • Wind • Disability • Medical • Workers Compensation • Earthquake • Products Liability • Errors & Omissions • Professional Liability Gallagher’s retail brokerage operations are organized into approximately 180 geographical profit centers located throughout North America and Australia. They operate primarily within certain key niche/practice groups, which account for approximately 60% of Gallagher’s retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base. Niche/Practice Groups • Agribusiness • Habitational • Property • Aviation & Aerospace • Healthcare • Private Equity • Captive Consulting • Higher Education • Public Entity • Casualty • Hospitality • Real Estate • Construction • Institutional Services • Religious/Not-for-Profit • Energy • Marine • Restaurant • Entertainment • Personal • Scholastic • Global Risks • Professional Groups • Transportation ® 2

INVESTMENT PROFI LE FEBRUARY 2009 ® 2

Gallagher’s specialized focus on these niche/practice groups allows for highly-concentrated marketing efforts and facilitates the development of value-added products and services specific to those industries or market segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/practice groups provide Gallagher with a competitive advantage. Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from: (1) its niche/practice groups and middle-market accounts, (2) cross-selling new brokerage products to existing customers, (3) developing and managing alternative market mechanisms, such as captives, rent-a-captives, deductible plans and self-insurance, and (4) mergers and acquisitions. WHOLESALE INSURANCE BROKERAGE OPERATIONS 20% OF 2008 BROKERAGE SEGMENT REVENUES Gallagher’s wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to-place insurance programs. Revenues are generated by sharing the commissions paid to the retail broker by the insurer. Gallagher’s wholesale brokerage operations are organized into approximately 60 geographical profit centers located in the U.S., Bermuda and through its approved Lloyd’s of London brokerage in London. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent distributing specialized insurance coverages for insurance carriers. More than 80% of Gallagher’s wholesale brokerage revenues come from retail brokers and agents who are not affiliated with Gallagher. Based on wholesale premium volume, Gallagher’s U.S. wholesale brokerage operation currently ranks as the largest domestic managing general agency, according to Business Insurance magazine. Gallagher anticipates growing its wholesale brokerage operations by increasing its number of broker clients, by developing new managing general agency programs, and through mergers and acquisitions. Gallagher Optimus Network The Gallagher Optimus Network is a global alliance of independent broker partners. Optimus Network partners are selected by Gallagher based upon common business philosophies and on the partners’ strengths and service capabilities within their respective countries. Through the Gallagher Optimus Network and its own international operations, Gallagher offers client-service capabilities in more than 100 countries around the world. ® I NVESTMENT PROFILE FEBRUARY 2009 3 ® 3

Expertise ® ® FEBRUARY INVESTMENT PROFILE 2009 4 RISK MANAGEMENT SEGMENT 28% 2008 REVENUES • Real-time Claims Management • Recoveries (subrogation, salvage, etc.) • Appraisal Services • Litigation Management • Information Management • Managed Care Services • Risk Control Services • Safety Programs • Settlement Management • Education & Training Based on revenues, Gallagher’s Risk Management operation currently ranks as the world’s largest third-party property and casualty claims administrator according to Business Insurance magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and for insurance companies that choose to outsource their claims-handling services. Brokerage Segment Acquisition Strategy Gallagher is highly growth-oriented. Its Brokerage Segment growth strategy has two primary components —— organic growth through new business production and the strategic acquisition of complementary businesses. Gallagher completed and integrated 220 acquisitions from 1985 through 2008, almost exclusively within the Brokerage Segment. Most were regional or local retail or wholesale brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. Gallagher typically acquires companies that fall within the range of $2 million to $10 million in annual revenues. In addition, Gallagher is focused on international expansion through joint ventures, where the company begins its relationship with an equity position. Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company’s talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher also focuses on: • a company culture that matches its own • a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher’s greater resources • clearly defined financial criteria. Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Growth-oriented independent brokers and consultants are attracted by Gallagher’s aggressive, sales-oriented culture, team-based approach and depth of resources. 4

FEBRUARY INVESTMENT PROFILE 2009 5 ® ® This segment manages Gallagher’s interests in tax-advantaged and clean-energy investments, venture capital funds, and Gallagher’s equity ownership position in an alternative investment fund manager. Many of these assets were tax-advantaged investments related to tax laws that expired on December 31, 2007. Gallagher has been winding down its financial services activities since 2003 and expects to continue to divest most of the remaining investments in this segment. In addition, Gallagher’s interest expense and corporate-related administrative expenses are reported in this segment. FINANCIAL SERVICES/CORPORATE SEGMENT Approximately 69% of its Risk Management Segment revenues are from workers compensation-related claims, 27% are from general and commercial auto liability related claims and 4% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management programs, information services, risk control consulting (loss control) services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed. Gallagher manages its third-party claims-management operations through a network of approximately 110 offices located throughout the U.S., the U.K., Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, not-for-profit organizations and public entities. More than 86% of Gallagher’s risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker. The Risk Management Segment expects its most significant growth prospects through the next several years to come from Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments. 5

Fluctuations in premiums charged by insurance carriers have a direct and potentially material impact on the insurance brokerage industry. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. Insurance premiums are cyclical in nature and may vary widely based on market conditions. Various factors, including competition for marketshare among insurance carriers, increased underwriting capacity and improved economies of scale following consolidations, can result in flat or reduced premium rates (a “soft” market). A soft market tends to put downward pressure on commission revenues. Various countervailing factors, such as heavier-than anticipated loss experience or capital shortages, can result in increases in premium rates (a “hard” market). A hard market tends to favorably impact commission revenues. Hard and soft markets may be broad-based or more narrowly focused across individual product lines or geographic areas. From 2004 through 2008, the property and casualty market has been soft in most lines and geographic areas. Quarterly market surveys by the Council of Insurance Agents & Brokers in 2008, and supporting analysis by Barclays Capital Equity Research, indicated that the level of rate reductions for commercial business began to moderate in the fourth quarter, declining by an average of 6.4%, compared with declines ranging from 11.0% to 13.5% in the prior three quarters. ® ® FEBRUARY INVESTMENT PROFILE 2009 6 INSURANCE MARKET OVERVIEW Except for the historical information and discussions, statements contained herein may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors, such as changes in worldwide and national economic conditions, changes in premium rates and in insurance markets generally, and changes in securities and fixed income markets, as well as developments in the areas of tax legislation. Please refer to Gallagher’s filings with the Securities and Exchange Commission (SEC), including Item 1, “Business —– Information Concerning Forward-Looking Statements” and Item 1A, “Risk Factors,” of Gallagher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for a more detailed discussion of these factors. This document includes certain non-GAAP financial measures as defined under rules promulgated by the SEC. As required by SEC rules, Gallagher has provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on Gallagher’s Web site at www.ajg.com. Safe Harbor Statement 6 6

# Arthur J. Gallagher & Co. | Condensed Quarterly Segment Financial Information—2007 and 2008

(Unaudited—in millions, except per share data and other information) All information restated to reflect discontinued operations.

| | 2007 | | | | | 2008 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 1st Q | 2nd Q | 3rd Q | 4th Q | Full Year | 1st Q | 2nd Q | 3rd Q | 4th Q | Full Year |
| **BROKERAGE SEGMENT** | | | | | | | | | | |
| Revenues | $ 232.8 | $ 294.6 | $ 290.0 | $ 296.8 | $ 1,114.2 | $ 258.0 | $ 312.2 | $ 314.4 | $ 303.2 | $ 1,187.8 |
| Earnings from continuing operations before income taxes | 17.8 | 61.8 | 56.4 | 47.5 | 183.5 | 19.5 | 65.6 | 59.5 | 27.0 | 171.6 |
| Earnings from continuing operations | 10.7 | 37.4 | 33.8 | 30.4 | 112.3 | 11.9 | 39.2 | 36.1 | 17.0 | 104.2 |
| Growth - revenues excluding retail contingent commissions | 12% | 15% | 7% | 9% | 11% | 9% | 6% | 8% | 2% | 7% |
| Pretax profit margin (1) | 8% | 20% | 19% | 16% | 16% | 6% | 20% | 19% | 9% | 14% |
| EBITDA margin (2) | 12% | 25% | 23% | 20% | 21% | 12% | 26% | 24% | 15% | 20% |
| Diluted earnings per share from continuing operations | $ 0.10 | $ 0.38 | $ 0.35 | $ 0.32 | $ 1.15 | $ 0.13 | $ 0.42 | $ 0.38 | $ 0.18 | $ 1.11 |
| **RISK MANAGEMENT SEGMENT** | | | | | | | | | | |
| Revenues | $ 106.8 | $ 107.8 | $ 110.3 | $ 118.6 | $ 443.5 | $ 116.2 | $ 115.2 | $ 118.6 | $ 114.9 | $ 464.9 |
| Earnings from continuing operations before income taxes | 16.7 | 13.8 | 15.5 | 18.0 | 64.0 | 13.8 | 12.2 | 11.1 | 8.8 | 45.9 |
| Earnings from continuing operations | 9.9 | 8.3 | 9.5 | 11.9 | 39.6 | 8.5 | 7.4 | 7.0 | 5.3 | 28.2 |
| Growth - revenues | 9% | 10% | 4% | 19% | 11% | 9% | 7% | 8% | -3% | 5% |
| Pretax profit margin (1) | 16% | 13% | 14% | 15% | 14% | 12% | 11% | 9% | 8% | 10% |
| EBITDA margin (2) | 18% | 16% | 17% | 18% | 17% | 15% | 14% | 12% | 10% | 12% |
| Diluted earnings per share from continuing operations | $ 0.10 | $ 0.08 | $ 0.10 | $ 0.13 | $ 0.41 | $ 0.09 | $ 0.08 | $ 0.08 | $ 0.05 | $ 0.30 |
| **BROKERAGE & RISK MGMT. COMBINED** | | | | | | | | | | |
| Revenues | $ 339.6 | $ 402.4 | $ 400.3 | $ 415.4 | $ 1,557.7 | $ 374.2 | $ 427.4 | $ 433.0 | $ 418.1 | $ 1,652.7 |
| Earnings from continuing operations before income taxes | 34.5 | 75.6 | 71.9 | 65.5 | 247.5 | 33.3 | 77.8 | 70.6 | 35.8 | 217.5 |
| Earnings from continuing operations | 20.6 | 45.7 | 43.3 | 42.3 | 151.9 | 20.4 | 46.6 | 43.1 | 22.3 | 132.4 |
| Growth - revenues | 11% | 13% | 6% | 12% | 11% | 9% | 6% | 8% | 0% | 6% |
| Pretax profit margin (1) | 10% | 18% | 18% | 16% | 16% | 8% | 18% | 16% | 8% | 13% |
| EBITDA margin (2) | 14% | 22% | 21% | 20% | 20% | 13% | 22% | 20% | 14% | 18% |
| Diluted earnings per share from continuing operations | $ 0.20 | $ 0.46 | $ 0.45 | $ 0.45 | $ 1.56 | $ 0.22 | $ 0.50 | $ 0.46 | $ 0.23 | $ 1.41 |
| **FINANCIAL SERVICES/CORPORATE SEGMENT** | | | | | | | | | | |
| Investment income | $ 31.3 | $ 28.2 | $ 8.1 | $ (5.2) | $ 62.4 | $ 1.6 | $ 1.7 | $ (2.3) | $ 0.2 | $ 0.8 |
| Investment gains (losses) | 4.1 | (3.0) | 2.3 | (0.2) | 3.2 | - | (0.2) | (2.5) | (5.8) | (8.5) |
| Earnings (loss) from continuing operations before income taxes | (10.7) | (15.6) | (5.5) | (15.6) | (47.4) | (6.4) | (8.5) | (21.2) | (17.8) | (53.9) |
| Earnings (loss) from continuing operations | 0.7 | 0.1 | 9.1 | (7.2) | 2.7 | (4.1) | (4.9) | (1.4) | (10.6) | (21.0) |
| Diluted earnings (loss) per share from continuing operations | $ 0.01 | $ - | $ 0.09 | $ (0.08) | $ 0.03 | $ (0.04) | $ (0.05) | $ (0.02) | $ (0.11) | $ (0.23) |
| **TOTAL COMPANY** | | | | | | | | | | |
| Revenues | $ 375.0 | $ 427.6 | $ 410.7 | $ 410.0 | $ 1,623.3 | $ 375.8 | $ 428.9 | $ 428.2 | $ 412.1 | $ 1,645.0 |
| Earnings from continuing operations before income taxes | 23.8 | 60.0 | 66.4 | 49.9 | 200.1 | 26.9 | 69.3 | 49.4 | 18.0 | 163.6 |
| Earnings from continuing operations | 21.3 | 45.8 | 52.4 | 35.1 | 154.6 | 16.3 | 41.7 | 41.7 | 11.7 | 111.4 |
| Diluted earnings per share from continuing operations | $ 0.21 | $ 0.46 | $ 0.54 | $ 0.37 | $ 1.59 | $ 0.18 | $ 0.45 | $ 0.44 | $ 0.12 | $ 1.18 |
| Dividends declared per share | $ 0.31 | $ 0.31 | $ 0.31 | $ 0.31 | $ 1.24 | $ 0.32 | $ 0.32 | $ 0.32 | $ 0.32 | $ 1.28 |
| **CONDENSED BALANCE SHEET** | | | | | | | | | | |
| Total assets | $3,391.7 | $3,701.7 | $3,570.9 | $2,556.8 | | $3,340.9 | $3,509.5 | $3,197.2 | $3,271.3 | |
| Total liabilities | $2,312.5 | $2,918.9 | $2,801.6 | $2,841.3 | | $2,642.3 | $2,783.3 | $2,422.2 | $2,532.8 | |
| Total stockholders' equity | $ 867.9 | $ 782.8 | $ 769.3 | $ 715.5 | | $ 698.6 | $ 726.2 | $ 775.0 | $ 738.5 | |
| **OTHER INFORMATION** | | | | | | | | | | |
| Diluted weighted average shares (000s) | 100,128 | 98,652 | 95,807 | 93,698 | 97,079 | 92,898 | 93,545 | 94,556 | 95,900 | 94,179 |
| Common shares repurchased (000s) | 557 | 4229 | 1887 | 2562 | 9,235 | 26 | 20 | 3 | 6 | 55 |
| Annualized return on beginning stockholders' equity (3) | 9% | 15% | 18% | 16% | 16% | NMF | 10% | 14% | 11% | 11% |
| Number of acquisitions closed | 7 | 4 | 2 | 8 | 21 | 11 | 9 | 8 | 9 | 37 |
| Workforce from continuing operations | 8,690 | 9,047 | 8,960 | 9,102 | | 9,329 | 9,534 | 9,573 | 9,863 | |
| **TOTAL COMPANY EBITDA (4)** | | | | | | | | | | |
| Net earnings (loss) | $ 19.8 | $ 43.8 | $ 51.8 | $ 23.4 | $ 138.8 | $ (6.0) | $ 40.8 | $ 37.8 | $ 4.7 | $ 77.3 |
| Loss on discontinued operations, net of income taxes | 1.5 | 2.0 | 0.6 | 11.7 | 15.8 | 22.3 | 0.9 | 3.9 | 7.0 | 34.1 |
| Earnings from continuing operations | 21.3 | 45.8 | 52.4 | 35.1 | 154.6 | 16.3 | 41.7 | 41.7 | 11.7 | 111.4 |
| Provision for income taxes | 2.5 | 14.2 | 14.0 | 14.8 | 45.5 | 10.6 | 27.6 | 7.7 | 6.3 | 52.2 |
| Interest | 0.6 | 3.2 | 5.6 | 6.6 | 16.0 | 6.5 | 7.3 | 7.1 | 7.7 | 28.6 |
| Depreciation | 7.6 | 7.2 | 6.8 | 7.7 | 29.3 | 6.9 | 7.9 | 8.0 | 7.2 | 30.0 |
| Amortization | 7.1 | 7.1 | 7.1 | 8.0 | 29.3 | 8.9 | 10.3 | 10.2 | 14.3 | 43.7 |
| Total company EBITDA | $ 39.1 | $ 77.5 | $ 85.9 | $ 72.2 | $ 274.7 | $ 49.2 | $ 94.8 | $ 74.7 | $ 47.2 | $ 265.9 |

(1) Represents pretax earnings from continuing operations before the impact of pretax retail contingent commission-related matters divided by total revenues, excluding retail contingent commissions.
(2) Represents earnings from continuing operations before interest, income taxes, depreciation and amortization expense (EBITDA) divided by total revenues.
(3) Represents year-to-date net earnings divided by total stockholders' equity as of the beginning of the year.
(4) EBITDA represents earnings from continuing operations before interest, income taxes, depreciation and amortization expense.

**For a more detailed and printer-friendly version, including complete SEC filings, see www.ajg.com.**

INVESTMENT PROFILE FEBRUARY 2009

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® ® FEBRUARY INVESTMENT PROFILE Y 2009 8 WHY INVEST? Dividends Per Share (restated for stock splits) $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $1.28** $1.40 $0.05 1986 2009 $700 $900 $1100 $1300 $1500 $1700 $1900 $1,288 $1,554 Brokerage & Risk Management Revenues from Continuing Operations* $1,406 0 3 0 4 0 5 0 6 0 7 0 8 10% CA G R $1,643 $1,175 $1,045 FOR ADDITIONAL INFORMATION: Marsha J. Akin –– Investor Relations | 630.773.3800 * All information as originally reported (excluding discontinued operations, litigation-related matters, retail contingent commission-related matters, medical and pension plan changes and claims-handling obligations). See important disclosures regarding Non-GAAP measures. ** Indicated –– On January 29, 2009, Gallagher’s Board of Directors declared a $0.32 per share quarterly dividend. Dividends Per Share 8